UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2006
Teknik Digital Arts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51253	68 053 9517

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2800 — 314, Carefree, Arizona	85377

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 443-1488
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On April 28, 2006, Teknik Digital Arts Inc. announced the appointment of John R. Ward to serve as Chief Financial Officer in addition to his other responsibilities as Chief Executive Officer and President. Mr. Ward succeeds Keith Dimond who submitted to the Board of Directors his resignation as Chief Financial Officer, effective April 30, 2006. Mr Dimond resigned to focus his efforts on his consulting practice and will continue to act as a consultant to the Company on an ongoing contractual basis.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Resignation as Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKNIK DIGITAL ARTS, INC.
Date: April 28, 2006	By:	/s/ John R. Ward
		Name:	John R. Ward
		Title:	Chief Executive Officer